SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 28, 2008
IONA Technologies PLC

(Exact Name of Registrant as Specified in its Charter)
Ireland

(State or Other Jurisdiction of Incorporation)

000-29154	NA

(Commission File Number)	(IRS Employer Identification No.)

The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland	NA

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 353 1 637 2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
On August 28, 2008 IONA Technologies PLC (the “Company” or “IONA”) issued a press release announcing that its shareholders had approved a recommended acquisition for cash of the entire issued and to be issued share capital of the Company, whereby SPK Acquisitions Limited (“SPK Acquisitions”), a private limited company incorporated under Irish company law and a wholly-owned subsidiary of Progress Software Corporation, a Massachusetts corporation (“Progress”), will acquire all of the issued and to be issued share capital of the Company not already owned by Progress or its subsidiaries for cash (the “Scheme”) by means of a scheme of arrangement under Section 201 of the Irish Companies Act 1963 (the proposed acquisition by SPK Acquisitions of the Company is referred to as the “Acquisition”). Completion of the Acquisition, which is conditional on the sanction of the Irish High Court, is expected to occur in September 2008.
A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release issued by IONA Technologies PLC on August 28, 2008.
* * *
Safe Harbor for Forward-Looking Statements
Certain items in this filing may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on IONA’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. IONA can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual events to differ materially from those expressed or implied in the forward-looking statements include: uncertainties as to the timing of the closing of the Acquisition; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; the effects of disruption from the Acquisition making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of IONA’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA’s business will be successfully integrated with Progress’ business; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by IONA, including IONA’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008 and IONA’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 11, 2008. Such forward-looking statements speak only as of the date of this filing. IONA expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in IONA’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.
Disclosure Required by the Irish Takeover Rules
The directors of the Company accept responsibility for the information contained in this filing. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this filing is in accordance with the facts and does not omit anything likely to affect the import of such information.
Any person who is a holder of 1% or more of the share capital of the Company may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the Acquisition.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONA Technologies PLC
August 28, 2008	By:	/s/ Christopher M. Mirabile
Christopher M. Mirabile
Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by IONA Technologies PLC on August 28, 2008.